Subsequent Events	9 Months Ended
Sep. 30, 2021
Disclosure of events after reporting period [text block] [Abstract]
Subsequent events

Note 6: Subsequent events

a.	Extension of exercise terms of stock option

On October 12, 2021, the Company’s Board of Directors approved an extension of the exercise term of 88,900 outstanding options for one year period from October 27, 2021 till October 2022. The fair value of such term extension estimated based on the Binomial Model, is $47 thousands.

b.	Acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products

On November 22, 2021, the Company entered into an Assets Purchase Agreement (the “APA”) with Saol Therapeutics (“Saol”) for the acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products. Pursuant to the APA, the Company will pay Saol a $95 million upfront payment, and up to an additional $50 million in sales milestones during 2022-2034. In addition, the Company will acquire from Saol existing inventory at an estimated value of approximately $15 million, which will be paid over 10 equal quarterly instalments. In addition, the Company entered into a Transition Services Agreement (the “TSA”) with Saol, pursuant to which Saol will provide multiple services to the Company during the term of the TSA in order to ensure adequate transition of all commercial operation associated with the acquired portfolio.

To partially fund the acquisition costs, on November 15, 2021, the Company secured a $40 million credit facility from Bank Hapoalim, Israel’s leading commercial bank. The credit facility is comprised of a $20 million 5-year term loan baring an interest at a rate of SOFR (Secured Overnight Financing Rate) +2.18%, and a $20 million short-term revolving credit facility baring an interest at a rate of SOFR +1.75%, or a commitment fee of 0.2% calculated over the unutilized balance of the short-term revolving credit facility.